3Q 2021 Investor Presentation

Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Capital Bancorp, Inc. (the “Company” or “Capital”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, and shareholder value creation. These statements are often, but not always, made through the use of words or phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” "projects", "can", "ongoing", “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Capital or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. Accordingly, you are cautioned not to place undue reliance on forward-looking statements and that any such forward- looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be fully reopened. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen as planned, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for loan losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; our cyber security risks are increased as the result of an increase in the number of employees working remotely; and Federal Deposit Insurance Corporation premiums may increase if the agency experience additional resolution costs. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2020 Annual Report on Form 10-K and other periodic and current reports filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Unless otherwise required by law, Capital also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this presentation. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Capital after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. Capital cannot guarantee the accuracy of such information, however, and has not independently verified such information. While Capital is not aware of any misstatements regarding the industry data presented in this presentation, Capital's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Capital believes that its internal research is reliable, even though such research has not been verified by independent sources. This presentation may include certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. If included in this presentation, see the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

Corporate Headquarters - Rockville, MD Balance Sheet ($M, except per share amounts) Unaudited September 30, 2021 Quarterly Result 1 Yearly Result Assets $ 2,170 0.8% 15.5 % Portfolio Loans 1,308 9.9% 5.1 % Deposits 1,921 0.2% 15.6 % Quarterly Financial Performance Earnings per Share, Diluted $ 0.79 15.4% 28.4 % ROAA 2.13% 23 bps 24 bps ROATCE 23.87% 151 bps 59 bps Tangible Book Value per Share $ 13.70 6.5% 25.5 % Efficiency Ratio 64.10% -227 bps -107 bps Net Interest Margin 6.27% 80 bps 126 bps Capital Bancorp, Inc. (NASDAQ-CBNK) Financial Highlights Corporate Timeline Founded as Harbor Capital National Bank Recapitalized by investor group led by Stephen Ashman Acquired 3 failed institutions including OpenSky® CEO Ed Barry joined Capital Assets exceed $1 billion Successful IPO and inclusion in R2000 OpenSky® accounts exceed 168,000 Footprint 1999 2002 2011 2012 2017 2018 3 DC-MD-VA Maryland Pennsylvania 1 Results comparing current quarter with immediately prior quarter Originated $236 million SBA-PPP loans 2020 Originated $135 million SBA-PPP loans Assets exceed $2 billion 1Q21 $0.05 quarterly dividend initiated OpenSky® accounts exceed 700,000 2Q21

Digital Challenger Bank with Diversified Lines of Business • Initial lead product - nationwide, secured credit card to help under-banked customers (re)establish their credit • Building capabilities to cross-sell products and services as card-holders progress on their customer journeys • Proprietary platforms for web/mobile originations, credit monitoring and scoring analytics OpenSky® Digital Bank Capital Bank Home Loans 4 Technology-driven Differentiated Go-to-Market Strategy Mortgage Volume and Gain on Sale Margin 2.94% 2.76% 3.40% 2.21% 3.14% 2.79% 2.67% $84 $140 $200 $312 $429 $385 $361 $267 $218 Re-finance ($M) Purchase($M) Gain on Sale Margin (%) 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Data and analytics Customer experience Back office automation & Fraud Prevention Digital-lead generations Capital Bank - Commercial Lending Portfolio Loans, excl. OpenSky and SBA-PPP(1) $0.92 $1.02 $1.15 $1.21 $1.23 $1.27 $1.32 5.74% 5.96% 5.76% 5.73% 5.12% 4.96% Portfolio Loans, ex OpenSky and SBA-PPP ($B) Yield 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Summary of Card Portfolios $60 $86 $136 $219 $243 $242 $32 $40 $54 $83 $121 $135 169 244 401 642 708 700 # Cards (000s) Loans ($M) Deposits ($M) 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 • Nationwide, digitally-enabled, consumer-direct product drives ~40% of origination volume • 2/3 of mortgages originated in dynamic MD/DC/VA area • New hires focused on purchase (~50% of volume) and niche products • Commercial branch-lite model focused on attractive Maryland, D.C. and Northern Virginia markets • High value-added services generate above-average risk- adjusted loan yields • Improving deposit portfolio mix: 43% non-interest DDA (1) Portfolio loans include loans held by Church Street Capital and Capital Bancorp.

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 5 • Organic growth has consistently exceeded community banking peers • OpenSky® and mortgage drive high non-interest income and provide resiliency during economically stressed periods • Asset growth and differentiated businesses drive margins, profitability and book value • Investments in proprietary technology, data analytics and digital marketing • Scalable OpenSky® and Capital Bank Home Loans infrastructure • Continued investment and talent acquisitions to bolster innovation capabilities • Experts in their fields combining large bank and community bank skills to scale the business • Capabilities in data, analytics, marketing and technology • Significant (>40%) board and management ownership • Superior credit performance and track record • Well-reserved portfolio and robust capital to provide support in economic downturn and finance continued growth Operate in Exceptional Market Experienced Entrepreneurial Management Team Growth and Diversified Revenue Generation Drive Superior Profitability Track Record of Leveraging Technology to Execute Innovation-Focused Business Plan Strong Balance Sheet and Robust Capital Positions • The D.C. and Baltimore MSAs comprise one of the largest and wealthiest regions in the U.S • Opportunities for customer and talent acquisition created by consolidation • Market historically insulated from economic downturns by federal government presence and provides core profitability to invest in Digital Challenger Bank expansion Distinctive Investment Opportunity

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 • OpenSky® mobile app enabling cost- effective customer acquisition and servicing • Proprietary data, credit scoring (B- Score), and algorithms improving customer retention with unsecured credit initiative • NPV models driving product and marketing decisions 6 Data and Analytics Customer Experience Backoffice Automation & Fraud Prevention Proprietary data and analytics support consumer and commercial lending Investment and partnerships providing enhanced customer experience Technology facilitating gains in operating leverage and fraud prevention Digital-lead Generation Fintech partnerships driving growth in mortgage, OpenSky® and deposits Technology facilitates growth and profitability Ready for Jesse's final touch • Proprietary technology facilitating acquisition of middle-market customers • Strategic fintech partnerships driving niche deposit growth • Internally-developed commercial score tracking micro market performance • Social media marketing programs efficiently accessing diverse, nationwide customer base • QuickClose digital mortgage platform reducing costs • Active product management maintaining volumes and margins Track Record of Leveraging Technology to Execute Innovation-Focused Business Plan

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 $923 $1,098 $1,126 $1,155 $1,210 $1,229 $1,274 $1,308 $32 $53 $85 $102 $84 $121 $135 $236 $239 $205 $266 $203 $137 $955 $1,000 $1,008 $1,056 $1,140 $1,171 $1,188 $1,440 $1,479 $1,517 $1,579 $1,598 $1,580 Portfolio Loans ($M) OpenSky ($M) SBA-PPP Loans ($M) 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 95% 101% 102% 34% 36% CBNK Peer 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 —% 20% 40% 60% 80% 100% 120% 7 Growth has Outpaced Peers Asset Growth Strong Organic Loan Growth Loan Growth 11% CAGR 56% CAGR 179% Outperformance Source: S&P Global Market Intelligence. Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Outperformance measured through latest date that peer group data was available. Peer comparisons utilize same period values utilizing the most recent available peer data. Growth and Diversified Revenue Generation...

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 22.6% 33.4% 23.8% 49.0% 36.3% 32.5% 28.2% 16.0% 18.0% 20.8% 19.2% 19.3% CBNK Peer Median 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 10.0% 20.0% 30.0% 40.0% 50.0% $18 $7 $16 $23 $5 $12 $5 Commercial OpenSky CBHL 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $22 $24 Varied Revenue Generation Capabilities 8 Noninterest Income to Operating Revenue (%)Revenue by Line of Business ($M) Diversified Approach Consistently Outperforms Peers Average CBNK 31 % Peer Median 18 % Source: S&P Global Market Intelligence. Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Outperformance measured through latest date that peer group data was available. Peer comparisons utilize same period values utilizing the most recent available peer data. Growth and Diversified Revenue Generation...

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 150% 162% 204% 30% 40% CBNK Peer 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 —% 50% 100% 150% 200% 5.32% 5.15% 5.47% 6.27% 4.38% 3.55% 3.52% 3.75% 3.60% 3.36% 3.27% 3.42% 3.22% CBNK CBNK, ex OpenSky and SBA-PPP Peer 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 9 Net Interest Margin Earnings per Share Growth 304% Outperformance OpenSky® Drives Consistently High Margins Diversified Business Model Drives Earnings Growth Source: S&P Global Market Intelligence. Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Outperformance measured through latest date that peer group data was available. Peer comparisons utilize same period values utilizing the most recent available peer data. ...Drive Superior Profitability

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 0% 4% 7% 11% 15% 19% 22% 27% 35% 43% 50% 59% 69% 17% 20% 24% 27% 31% 33% 38% CBNK TBV Growth Peer Median Growth 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 13.8% 11.2% 15.4% 8.5% 25.4% 22.3% 23.9% 11.2% 11.0% 10.3% 7.6% 11.9% 12.4% CBNK Peer 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 —% 5.0% 10.0% 15.0% 20.0% 25.0% 10 55% Outperformance80% Outperformance Growth and NIM Result in High ROE Return on Average Tangible Equity Earnings Outperformance Translates to Capital Accumulation Tangible Book Value Growth per Share Source: S&P Global Market Intelligence. Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Outperformance measured through latest date that peer group data was available. Peer comparisons utilize same period values utilizing the most recent available peer data. ...Drive Superior Profitability

Experienced Entrepreneurial Management Team Scot R. Browning President Joined 2002 • Mr. Browning oversees the commercial lending department and commercial loan portfolio which has grown from $13.7 million to over $1.5 billion during his tenure • More than 30 years of banking experience primarily in commercial lending with prior leadership roles at United Bank, F&M Bank Allegiance and Century National Bank Alan W. Jackson Chief Financial Officer Joined 2017 • Mr. Jackson has more than 30 years of financial services experience including previously serving as CFO of two publicly traded banks • Prior to joining Capital Bank, Mr. Jackson was a Senior Managing Director with FinPro and spent 5 years with Banker’s Dashboard & S&P Global Market Intelligence Edward F. Barry Chief Executive Officer Joined 2012 • Prior to joining Capital Bank, Mr. Barry held senior positions at Capital One Bank, Bank of America, and E&Y/ Capgemini where he held a variety of roles primarily focusing on marketing, data, analytics and strategy • Recognized in 2017 as E&Y’s Entrepreneur of the Year, Mid-Atlantic Region Karl Dicker Chief Operating Officer Joined 2018 • Prior to joining Capital Bank, Mr. Dicker spent 16 years with Capital One Bank rising to Senior Vice President where he led Treasury Management Strategy, Marketing & Analytics and served as Head of Enterprise Payments • Key experience also includes core system and CRM implementations, sales enablement, banking innovation, data and analytics 11 Eric Suss Chief Human Resources Officer Joined 2012 • More than 20 years of experience in human resources and talent recruitment • Prior to Capital Bank, Mr. Suss spent nearly 10 years in human resources with CPA Global, a leading international provider of outsourced intellectual property solutions Kathy Yamada Chief Credit Officer Joined 2010 • Ms. Yamada is responsible for the credit administration function including credit policy, loan approval process, loan quality, portfolio risk management and special assets • Prior to Capital Bank, Ms. Yamada spent more than 20 years at Equitable Bank managing its loan origination and credit administration functions Gary Kausmeyer Chief Risk Officer Joined 2020 • More than 15 years building second line of defense in publicly traded community banks ranging from $1-17 billion in assets • Prior to banking, worked in Assurance Services for a public accounting firm and is an active Certified Public Accountant, Certified Anti-Money Laundering Specialist, and Certified Sarbanes-Oxley Expert

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 $99 $112 $71 $110 $47 $115 $129 $91 $126 $54 16% 15% 29% 14% 17% 2016 Med HHI (000s) 2021 Med HHI (000s) Montgomery, MD Fairfax, VA Washington, DC Howard, MD National Median 12Source: S&P Global Market Intelligence. (1) Community bank defined as institutions having less that $10 billion in deposits as of the most recent quarter. Ranking in Top 25 Counties in US by Median HHI Rank County 2021 Median HHI 1 Loudoun, VA $ 149,148 2 Falls Church, VA (City) 140,659 7 Arlington, VA 129,368 8 Fairfax, VA 128,955 9 Howard, MD 125,526 13 Fairfax, VA (City) 123,771 21 Montgomery, MD 115,401 National Median $ 54,475 2.80% 2.90% 6.80% 4.40% 0.70% Montgomery, MD Fairfax, VA Washington, DC Howard, MD National Median Among the Leaders in the DC MSA for Community Banks(1) Company 2020 Deposits ($Bs) NIB / Deposits (%) HHI ($000s) Cost of Deposits (%) Core ROAA CRE / TRBC (%) Burke & Herbert Bank & Trust (VA) $ 2.71 31% $ 118 0.22% 1.08% 285 % Workers United (PA) 2.03 49 91 0.13 0.89 258 Capital Bancorp Inc. (MD) 1.57 37 115 0.57 2.09 325 John Marshall Bancorp Inc. (VA) 1.57 22 125 0.62 1.14 365 FVCBankcorp Inc. (VA) 1.49 26 125 0.60 1.12 373 MainStreet Bcshs (VA) 1.34 26 126 0.89 1.88 394 Congressional Bancshares Inc (MD) 1.24 41 114 0.58 0.98 130 Community Finl Corp. (MD) 1.14 21 103 0.26 1.10 316 Chain Bridge Bancorp Inc. (VA) 0.97 74 129 0.02 0.17 47 Virginia National Bkshs Corp. (VA) 0.71 29 89 0.36 1.44 239 Median Below $10 B in Deposits $ 0.34 30% $ 90 0.43% 1.13% 225 % Median Household Income Growth Projected 5 Year Count Population Growth (%) Operate in Exceptional Markets

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 Nonperforming Assets Consistent with Peers Capital Generation Results in Robust Capital Ratios 13Source: S&P Global Market Intelligence. (1) Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of 12/31/2020. Peer data is as of the immediately preceding quarter end period. Portfolio Loans exclude SBA-PPP loans. Nonperforming Assets to Assets Capital Ratios Relative to Peers Reserves Consistently Above Peers Loan Loss Reserve / Loans Leverage Ratio Tier 1 Ratio Risk Based Capital Ratio CET1 Ratio 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Historical Capital Ratios 1.14% 1.14% 1.49% 1.49% 1.51% 1.56% 1.04% 1.00% 1.16% 1.25% 1.22% 1.77% 1.79% 1.73% 1.72% 1.32% 1.34% 1.30% CBNK Peer Median CBNK ex SBA-PPP Peer Median ex SBA-PPP 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 1.00% 1.25% 1.50% 1.75% 2.00% Elevated Capital Ratios Despite Strong Asset Growth 8.78% 14.10% 16.14% 13.94% 9.84% 13.30% 14.56% 12.68% CBNK Peer Median Leverage Ratio Tier 1 Ratio Risk Based Capital Ratio Tier 1 Common Capital (CET1) Ratio —% 8.00% 16.00% 0.42% 0.44% 0.63% 0.57% 0.51% 0.50% 0.61% 0.50% 0.79% 0.67% 0.58% 0.54% 0.77% 0.54% 0.54% 0.54% 0.55% 0.52% 0.47% 0.51% 0.53% 0.48% 0.46% 0.47% 0.48% CBNK Peer Median (1) 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Strong Balance Sheet and Robust Capital Positions

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 14 Operate in Exceptional Markets Experienced Entrepreneurial Management Team Growth and Diversified Revenue Generation Drive Superior Profitability Track Record of Leveraging Technology to Execute Innovation-Focused Business Plan Strong Balance Sheet and Robust Capital Positions Distinctive Investment Opportunity

Appendix

OpenSky® Digital Bank 16 Customer demographics ∙ Nationwide customer base - underserved by traditional credit products ∙ Poor or nonexistent credit history Customer Credit Repair / Establishment ∙ Help customers repair or create acceptable credit history ∙ Functions as a traditional VISA credit card ∙ Initial deposit min $200, max $3,000 per card ($5,000 per individual) Technology driven ∙ Nationwide web and mobile platform – 81% of applications are submitted on mobile devices using adaptive digital platform ∙ Perform proprietary analytics on customer base to monitor and innovate the portfolio • Website drives >5 million unique visitors annually $60 $86 $136 $219 $243 $242 $32 $40 $54 $83 $121 $135 169 244 401 642 708 700 Collateral Deposits ($M) Loans($M) Number of Cards (K) 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 $31.67 $28.25 $32.15 $20.26 $27.72 $22.39 $26.36 $32.00 $27.16 $23.32 $25.69 $23.28 $19.90 $19.01 $17.94 $18.09 Revenue per Card OpEx per Card 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Accelerated Card Growth Strong Revenue Muted by Government Support 2019 2020 2021 J F M A M J J A S O N D 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% Pandemic-related Government Support Impacted Utilization Credit Cards Outstanding, Loans & Deposits ($M) Line Utilization Rate(1) OpenSky® Revenue and Operating Expense per Card($) (1) - Utilization rate is defined as the ratio of the balance outstanding to the line amount. Value Proposition

$11.2 $7.6 $52.4 $88.9 $105.8 $84.8 $63.6 $53.6 $7.44 $7.28 $4.42 $5.37 $4.66 $4.68 $4.12 $4.57 $4.91 Tech Driven Orig ($M) Cost per Loan (ex Comm) ($K) 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Capital Bank Home Loans 17 $112 $132 $120 $215 $284 $269 $272 $132 $107 $78 $63 $60 $111 $88 $54 $59 $97 $145 $116 $89 $135 $111 $84 $73 $76 $140 $200 $186 $179 $429 $385 $361 $267 $218 2.94% 2.76% 3.40% 2.77% 2.21% 2.97% 3.13% 2.79% 2.67% Re-finance Volume Purchase Volume GOS Margin 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 ∙ Elevated volumes continue to outpace expectations ∙ Production hires since the beginning of 2017 focused on niche products and purchase originations • MD, VA and Washington, D.C. represent 49% of origination volume within our primary market areas Originations and Margins Outperforming Peers • Increased sales staff to improve productivity while optimizing back-office support • National, technology-enabled, consumer-direct marketing efforts • Digital mortgage platform captures online leads and drives customer experience, while reducing costs and building an end-to-end digital process Positioning Contributes to Out-performance Technology Investments Driving Efficiency Investment in Digital Platform Provides Cost Efficiencies Mortgage Originations and Gain on Sale Margin Tech Driven Originations and Costs per Loan (net of commissions)

Commercial Bank 18 • Branch-lite model in attractive Maryland, D.C. and Northern Virginia markets • High value-added service generates above- average risk-adjusted loan yields • Improving deposit portfolio mix • Recent hires have bolstered deposit acquisition and loan origination capabilities • Ongoing investments in technology to provide state-of-the art solutions to business clients $923 $967 $1,018 $1,098 $1,148 $1,155 $1,210 $1,229 $1,274 $1,317 $236 $239 $205 $266 $204 $137 5.74% 6.00% 5.48% 5.36% 5.20% 5.12% 5.00% Portfolio Loans, ex Card SBA-PPP Loans Yield on Portfolio Loans, ex Card 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 $234 $242 $262 $279 $293 $292 $363 $564 $596 $609 $772 $828 $833 $66 $86 $86 $129 $186 $174 $176 $268 $247 $257 $301 $315 $370 $280 $292 $324 $351 $317 $433 $478 $513 $477 $452 $477 $492 $500 $116 $114 $90 $83 $78 $89 $78 $77 $67 $45 $28 $18 $16 $214 $221 $206 $194 $237 $238 $207 $187 $274 $289 $285 $264 $203 1.25% 0.50% 0.38% 0.31% Noninterest-bearing deposits Interest bearing demand Savings & MMDA Brokered time deposits Non-brokered time deposits Cost of Funds 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 5.56% 5.46% 5.83% 4.72% 5.57% 5.15% 5.47% 6.27% 4.26% 4.30% 4.38% 3.95% 3.80% 3.55% 3.52% 3.75% 3.60% 3.27% 3.22% CBNK Margin CBNK Margin, Ex Card and SBA-PPP Peer Margin 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 3.00% 4.00% 5.00% 6.00% Consistent Loan Growth Without Sacrificing Yields Core NIM Consistently Outperforms PeersImproving Deposit Franchise Value Proposition Deposit Portfolio Mix Net Interest Margin Loan Portfolio Growth Source: S&P Global Market Intelligence. Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Peer comparisons utilize same period values utilizing the most recent available peer data.

19 ∙ Construction lending is a core competency with focus on established builders of single family homes / condos and townhouse conversions ∙ Loan to value limits of 75% for investor and 80% for owner-occupied construction lending ∙ Construction loans provide a short-duration, high-yield asset class, plus loan fee income, which supports overall asset sensitivity ∙ Management and the Board possess extensive expertise in CRE and real estate development • Owner-occupied commercial real estate "CRE" loans make up approximately 58% of total CRE • Residential real estate loans consist primarily of investment 1-4 family property (rentals) 132% 118% 158% 143% 290% 261% Construction / RBC Non-Owner Occupied CRE / RBC Capital Bank, N.A. Capital Bancorp, Inc. Balanced Loan Portfolio Residential Real Estate: $418 Commercial Real Estate: $503 Construction Real Estate: $251 Commercial and Industiral: $143 SBA-PPP: $141 Credit Card: $135 Other Consumer: $1 CRE Concentration Mitigated by Holding Company Capital CRE Expertise Focused in Strong DC Metro Market CRE / Total Risk Based Capital ("RBC") Breakdown (3Q 21)Loan Composition ($1.6B in millions) (3Q 21) Source: S&P Global Market Intelligence. Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Peer comparisons utilize same period values utilizing the most recent available peer data. Owner-occupied commercial real estate "CRE" loans make up approximately 45% of total CRE Residential real estate loans consist primarily of investment 1-4 family property (rentals) Diversified Loan Portfolio Capitalizes on Real Estate Expertise

Stable Loan Portfolio Positioned for Higher Rates SBA-PPP Loan Originations and Subsequent Forgiveness Portfolio Priced Defensively to Protect Yield • Effective use of rate floors has mitigated impact of declining rate environment • 63% of portfolio loans are variable/adjustable and well positioned for rising rates • Loan yields, excluding the credit card portfolio, have consistently averaged nearly 100bps above local peers • Forgiveness and repayment of lower-yielding PPP loans will benefit portfolio yields 20 Fixed Rate: 37% Variable at floor: 33% Variable not at floor: 17% Adjustable at floor: 9% Adjustable not at floor: 4% $102 $137 $(228) $16 $121 $(6) $141 '20 Existing Customers '20 New Customers '20 Forgiven '21 New Customers '21 Existing Customers '21 Forgiven Total $— $100 $200 $300 $400 $119 $75 $258 $276 $48 $539 $137 Portfolio Loans SBA-PPP Loans No Floor <4% 4-5% 5-6% 6-7% Fixed Premium Pricing for Custom Commercial Credit Products(1) Conservative Priced Portfolio Drives Higher Yields Fixed vs. Floating Rate Loans Mix - Portfolio Loans (3Q21) Loan Rate Analysis ($M) (3Q21) Gross SBA-PPP Loans ($M) (3Q21) (1) - Portfolio loans in this analysis exclude OpenSky credit card loans.

9.35% 1.90% 1.91% 1.57% 0.75% 0.46% 16.46% 5.16% 2.17% 1.37% 0.63% CBNK Peer Median 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 0.00% 8.00% 16.00% 21 Residential Real Estate: $5.04 Commercial Real Estate: $0.03 Commercial and Industrial: $0.70 Construction: $7.80 0.42% 0.44% 0.63% 0.57% 0.51% 0.50% 0.61% 0.50% 0.79% 0.67% 0.58% 0.54% 0.77% 0.54% 0.54% 0.54% 0.55% 0.52% 0.47% 0.51% 0.53% 0.48% 0.46% 0.47% 0.48% CBNK Peer Median (1) 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 0.06% 0.05% 0.00% 0.03% 0.01% 0.01% 0.04% 0.03% 0.02% (0.01)% 0.10% 0.08% 0.03% 0.03% 0.04% 0.04% 0.06% 0.05% 0.04% 0.05% 0.09% 0.07% 0.09% 0.16% 0.13% 0.04% 0.07% 0.07% 0.06% 0.05% 0.09% 0.12% 0.09% 0.08% CBNK, net OpenSky Peer Median 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Nonperforming Loans Largely Real Estate Secured Nonperforming Assets Consistent with Peers Lower Level of COVID-19 Deferrals Managing Credit and Identifying Issues Early Nonperforming Loans ($13.56M) (3Q21) Nonperforming Assets to Assets COVID-19 Deferrals / Total Net Loans Net Charge-offs to Average Portfolio Loans Source: S&P Global Market Intelligence. Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Peer comparisons utilize same period values utilizing the most recent available peer data. Asset Quality Metrics

Improving Deposit Franchise • Recruiting deposit sales teams, including fiduciary specialists, from recently acquired competitors driving core deposit growth • Customizing solutions for clients, including fiduciary and non-profit organizations, to generate low-cost business deposit accounts • OpenSky® provides a unique channel for generating non-interest bearing deposits Core Deposit Momentum Focused Efforts Increasing Non-Interest Bearing Deposits Time Deposit Maturities Reducing Forward Funding Costs Niche Verticals Improving Deposit Franchise 22 $64 $52 $87 $129 $109 $99 $149 $166 $138 $115 $92 $98 $155 $154 $148 $182 $223 $228 $78 $79 $86 $136 $180 $194 $219 $244 $244 Title Accounts - Non-Int Bearing Title Accounts - Int Bearing OpenSky Accounts 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 $2.6 $15.7 $— $40.6 $9.0 $— 2.07% 1.90% —% Brokered Deposits Listing Service Deposits Wtd Avg Interest Rate 3Q21 4Q21 1Q22 Noninterest-bearing deposits: 43% Interest bearing demand: 19% Savings & MMDA: 26% Brokered time deposits: 1% Non-brokered time deposits: 11% Brokered and Listing Service Time Deposits Maturity Schedule ($M) Low Cost Deposits ($M) Deposit Franchise Composition ($1.92B) (3Q21)

Portfolio Loan Yield Cost of Funds 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 0.00 2.00 4.00 6.00 23 5.56% 5.46% 5.46% 5.79% 5.83% 5.33% 4.72% 5.01% 5.57% 5.15% 5.47% 6.27% 3.75% 3.74% 3.71% 3.68% 3.64% 3.60% 3.36% 3.27% 3.40% 3.42% 3.22% Net Interest Margin Peer Median (1) 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Delivering Superior Net Interest Margin 4.26% 4.30% 4.30% 4.37% 4.02% 3.95% 3.94% 3.80% 3.76% 3.63% 3.55% 3.52% 3Q18 4Q18 1Q19 2Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 ∙ Deliver real, advice-based solutions to complex credit needs rather than acting as the low-cost provider (largely avoid bid situations) ∙ Target customers with complex credit needs who recognize our added value to their business ∙ Net interest margin is enhanced by OpenSky® card returns and deposit contribution ∙ Consistently collect loan fees Elevated Margin Supported by Card and Fee Discipline Core Margin Supported by Disciplined Fee Collection Business Model Focused on Adding Value for Customers Compression of Loan Yields Offset by Cost of Funds Net Interest Margin Net Interest Margin, ex Card and SBA-PPP Loans Margin Components 4.71% Spread 4.45% Spread Source: S&P Global Market Intelligence. (1) Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Peer comparisons utilize same period values utilizing the most recent available peer data.

• Credit card data processing conversion elevated expenses but positioned the business line for long- term growth • Added a 7-person business development team and a 12-person mortgage origination and processing team in an adjacent market in 2020 • Reston, VA and Columbia, MD branch locations opened in Q2 2017 and Q2 2018, respectively • Closing of redundant branch in Rockville market 74% 75% 72% 72% 70% 72% 65% 67% 66% 64% 66% 68% 65% 66% 68% 62% 62% 65% CBNK Peer Median 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Efficiency Ratio 74% 67% 66% 64% 62% 69% 69% 63% 68% 59% 62% 58% 73% 93% 44% 50% 60% 61% 86% 74% 77% 88% 71% 59% CBNK Commercial CBHL OpenSky 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Improving Efficiency Ratio as Businesses Scale Diversified Businesses with Complimentary Efficiencies Investments Driving a Positive Long-term Impact on Efficiency: Efficiency Ratio by Line of BusinessEfficiency Ratio Efficiency Improvement CBNK 13.57 % Peer Median 2.03% 24Source: S&P Global Market Intelligence. Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Peer comparisons utilize same period values utilizing the most recent available peer data.